Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the reference of our firm under the caption "Experts" and to the use of our report on the December 31, 2002 financial statements in the Registration Statement Form S-8 dated July 25, 2003 of FTS Apparel, Inc. for the registration of 320,000 shares.


/s/  Stark  Winter  Schenkein  &  Co.,  LLP
-------------------------------------------
Stark  Winter  Schenkein  &  Co.,  LLP

July  25,  2003
Denver,  Colorado